SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 4, 2000



                             PYR Energy Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)



          Delaware                  0-20879                      95-4580642
          --------                  -------                      ----------
(State or other jurisdiction    (Commission File            (IRS Employer
 of incorporation)               Number)                     Identification No.)



                1675 Broadway, Suite 1150, Denver, Colorado 80202
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              (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748

Item 5. Other Events.
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     Press Release. The press release of the Registrant dated August 4, 2000, which is filed as an exhibit hereto, is incorporated herein by reference. The press release contains information that will be included in the Registrants Annual Report on Form 10-K for the year ending August 31, 2000 in accordance with Item 701 of Regulation S-B.

Item 7. Financial Statements And Exhibits.
        ---------------------------------

        (c) Exhibits.
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                                  Exhibit Index
                                  -------------

Exhibit
Number            Description
------            -----------

99.1              Press release dated August 4, 2000.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 7, 2000                         PYR ENERGY CORPORATION



                                             By: /s/ Andrew P. Calerich
                                             -----------------------------------
                                             Andrew P. Calerich
                                             Chief Financial Officer